SHAREHOLDERS' EQUITY - Additional Information (Detail) $ / shares in Units, $ in Thousands	1 Months Ended
	Sep. 12, 2023 USD ($) $ / shares shares	Feb. 17, 2021 $ / shares	Aug. 14, 2023 $ / shares
Equity [Abstract]
Reverse stock split ratio		1.138974
Sale of stock issue price per share | $ / shares		$ 10
Stock issued during period, shares, issued for services | shares	26,352,878
Shares Issued, Price Per Share | $ / shares	$ 2.5		$ 2.5
Proceeds from issuance of common stock, net of issuance cost | $	$ 61,400
Equity issuance costs | $	$ 4,482